                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants we hereby consent to the incorporation by reference of our report dated January 22, 1998 into the Company's Registration Statements on Form S-8 (nos. 33-14706, 33-32622, 33-32623, 33-39187, 33-39204,
33-40795, 33-52617, 33-56639, 33-56641, 33-57763, 33-62138, 33-62140, 33-65401,
33-65403, 333-05743, 333-05745, 333-18283, 333-18339, 333-42471, 333-42573,
333-42343, and 333-42269).

                                          /s/ ARTHUR ANDERSEN LLP

San Francisco, California
January 22, 1998